UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 20, 2014

LIBERATOR, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, Georgia	30360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 246-6400

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In compliance with Regulation FD, the Company is releasing information that the Company intends on providing to its shareholders. The information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Liberator, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

As described in Item 7.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Shareholders dated October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR, INC.
Date: October 20, 2014	By:	/s/ Louis S. Friedman
Louis S. Friedman Chief Executive Officer and President